Exhibit 99.2 for EDGAR purposes


                              SERVICING AGREEMENT

     THIS SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of May, 1999, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and AURORA LOAN SERVICES INC., a Delaware corporation ("the Servicer"), recites and provides as follows:

                                    RECITALS

     WHEREAS, Lehman Capital has conveyed certain Mortgage Loans identified on
Schedule I hereto (the "Serviced Mortgage Loans") on a servicing-retained basis to Structured Asset Securities Corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to The Chase Manhattan Bank, as trustee (the "Trustee") under a trust agreement dated as of May 1, 1999 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

     WHEREAS, Lehman Capital continues to own the servicing rights to the Serviced Mortgage Loans, and may freely transfer such rights, subject to the terms hereof.

     WHEREAS, Lehman Capital desires that the Servicer service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the right of Lehman Capital to terminate the rights and obligations of the Servicer hereunder at any time and to the other conditions set forth herein.

     WHEREAS, Aurora, acting as Master Servicer, and any successor Master Servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Servicing Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                   AGREEMENT

     1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Flow Servicing Agreement dated as of September 1, 1997, between Lehman Capital and the Servicer (the "Flow Servicing Agreement") incorporated by reference herein, shall have the meanings ascribed to such terms in the Trust Agreement.

     2. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Flow Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Flow Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

     3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee pursuant to the Trust Agreement, shall have the same rights as the "Owner" (as defined in the Flow Servicing Agreement) to enforce the obligations of the Servicer under the Flow Servicing Agreement. In addition, all of the representations, warranties, covenants, agreements and indemnities made by the Servicer (or by any successor servicer) to the "Owner" under the Flow Servicing Agreement are hereby deemed made to the Master Servicer as if the Master Servicer were the "Owner" and all such representations, warranties, covenants, agreements and indemnities shall inure to the benefit of the Master Servicer; provided, however, that notwithstanding the foregoing, the Master Servicer shall have (i) no right or interest in the "Reconstituted Termination Fee" referred to in Section 7.06 of the Flow Servicing or the "Additional Remittance" referred to in Section 7.07 of the Flow Servicing Agreement and (ii) no right to terminate the Servicer, except as expressly set forth herein. Nothing contained herein is intended to result in the creation or assumption by the Master Servicer of any obligation of the "Owner" or any Person under the Flow Servicing Agreement or any other agreement or instrument relating thereto except as specifically set forth herein. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in
Article IX of the Flow Servicing Agreement.

     In addition, in the event that Lehman Capital transfers the servicing rights in respect of the Serviced Mortgage Loans to one or more successor servicers, the rights and obligations of the Servicer under this Agreement shall terminate, at the sole option of Lehman Capital, without cause, upon thirty days written notice to the Servicer, and each successor servicer shall succeed to the rights and obligations of the Servicer under this Agreement as of such date. Upon such termination the terminated Servicer shall not be entitled to the Reconstituted Servicing Fee or any portion thereof, or, except as provided in the Flow Servicing Agreement, to any other amounts in respect of the Serviced Mortgage Loans.

     The Servicer agrees that, notwithstanding anything to the contrary in the Flow Servicing Agreement, Lehman Capital is the sole owner of the servicing rights relating to the Serviced Mortgaged Loans, and the Servicer shall have no right to transfer the servicing thereof.

     4. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the certificates issued pursuant thereto.

     5. Notices. All notices and communications between or among the parties hereto shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

     6. Governing Law. THIS SERVICING AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK,
NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

     7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     8. Reconstitution. Lehman Capital and the Servicer agree that this Agreement is a Reconstitution Agreement, and that the date hereof is the Reconstitution Date, each as defined in the Flow Servicing Agreement.

     9. Notices and Remittances to the Master Servicer. All notices required to be delivered to the Owner or the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services Inc.
                  2530 South Parker Road
                  Suite 601
                  Aurora, Colorado
                  Attn:  Master Servicing Department, SASCO 1999-ALS2

     All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

                  The Chase Manhattan Bank
                  New York, New York
                  ABA#:  021-000-021
                  Account Name:  Aurora Loan Services Inc. Master Servicing
                                 Payment Clearing Account
                  Account Number:  066-611059
                  Beneficiary:  Aurora Loan Services Inc.
                  For further credit to:  SASCO 1999-ALS2

     10. Errors and Omissions Insurance. The Servicer shall keep in force during the term of this Agreement a fidelity bond and a policy or policies of insurance covering errors and omissions in the performance of the Servicer's obligations under this Agreement. Such fidelity bond and policy or policies shall be maintained with recognized insurers and shall be in such form and amount as would permit the Servicer to be qualified as a FNMA or FHLMC seller-servicer. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. The Servicer shall furnish to the Master Servicer a copy of each such bond and insurance policy if (i) the Master Servicer so requests and (ii) the Servicer is not an affiliate of Lehman Brothers Inc. at the time of such request.

     11. Annual Audit Report. On or before April 30 of each year, beginning with April 30, 2000, Servicer shall cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish a statement to Owner and Master Servicer, to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

     12. Annual Officer's Certificate. On or before April 30 of each year, beginning with April 30, 2000, the Servicer, at its own expense, will deliver to the Owner and Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

     Executed as of the day and year first above written.

                                        LEHMAN CAPITAL, A DIVISION OF
                                              LEHMAN BROTHERS HOLDINGS INC.



                                        By: /s/ Joseph J. Kelly
                                            -----------------------------------
                                            Name:  Joseph J. Kelly
                                            Title:  Authorized Signatory


                                        AURORA LOAN SERVICES INC.



                                        By: /s/ Leo C. Trautman, Jr.
                                            -----------------------------------
                                            Name:  Leo C. Trautman, Jr.
                                            Title:  Executive Vice President

                                   EXHIBIT A

                 Modifications to the Flow Servicing Agreement


1. The following is hereby added immediately following the words "incidental fees and charges" in the definition of "Ancillary Income" in Article I: ", but not including any premium or penalty associated with a prepayment of principal of a Mortgage Loan."

2. The definition of "Custodial Agreement" in Article I is hereby deleted and replaced with the following:

          "The custodial agreements relating to custody of the Serviced Mortgage Loans among: (i) LaSalle National Bank, as Custodian, The Chase Manhattan Bank, as Trustee, and Structured Asset Securities Corporation and (ii) U.S. Bank Trust National Association, as Custodian, The Chase Manhattan Bank, as Trustee, and Structured Asset Securities Corporation, each dated as of May 1, 1999."

3. The definition of "Custodian" in Article I is hereby deleted and replaced with the following:

          "Either of LaSalle National Bank, as Custodian pursuant to a Custodial Agreement, and any successor thereto, or U.S. Bank Trust National Association, as Custodian pursuant to a Custodial Agreement, and any successor thereto, as applicable."

4.   The following definition is hereby added:

          "MERS Eligible Mortgage Loan: Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS."

5. The definition of "Monthly Advance" in Article I is hereby amended by adding at the end of such definition the following: ", but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan."

6.   The following definition is hereby added:

          "Non-MERS Eligible Mortgage Loan: Any Mortgage Loan other than a MERS Eligible Mortgage Loan."

7.   The following definition is hereby added:

          "Prepayment Interest Excess Amount: With respect to any Principal Prepayment in full of a Mortgage Loan received from the first day through the sixteenth day of any calendar month, all amounts paid in respect of interest on such Principal Prepayment."

8. The definition of "Prepayment Interest Shortfall Amount" is hereby deleted and replaced with the following:

          "Prepayment Interest Shortfall Amount: With respect to (x) any Principal Prepayment in part (other than any such prepayment received on the first of the month) and (y) any Principal Prepayment in full received on or after the seventeenth day of the month preceding the month of such Distribution Date, but on or before the last day of the month preceding the month of such Distribution Date, the difference between (i) one full month's interest at the applicable Mortgage Rate (giving effect to any applicable Relief Act Reduction), as reduced by the Reconstituted Servicing Fee, on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment."

9.   The following definition is hereby added:

          "Prepayment Period: With respect to any Distribution Date and a partial Principal Prepayment, the period from the second day of the month preceding the month of such Distribution Date to the first day of the month of such Distribution Date. With respect to any Distribution Date and a full Principal Prepayment, the period from the seventeenth day of the month preceding the month of such Distribution Date to the sixteenth day of the month of such Distribution Date."

10. The definition of "Qualified Depository" in Article I is hereby deleted and replaced with the following:

          "Any of (i) a depository the accounts of which are insured by the FDIC and the debt obligations of which are rated AA or better by Fitch and S&P; (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 or its equivalent by each of Fitch and S&P; or (iii) the Servicer, unless the Master Servicer is notified by either Fitch or S&P that the designation of the Servicer as a Qualified Depository will result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates."

11. The following definition is hereby added:

          "Reconstituted Servicing Fee: An amount equal to (1) one-twelfth the product of (a) a rate per annum equal to 0.25% and (b) the outstanding principal balance of such Mortgage Loan and (2) any Prepayment Interest Excess Amounts. The obligation of the Master Servicer to pay the Reconstituted Servicing Fee is limited to, and the Reconstituted Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.02 of this Agreement) of such Monthly Payment collected by the Servicer, or as otherwise provided under this Agreement."

12. The definition of "Remittance Date" in Article I is hereby deleted and replaced with the following:

          "The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding) of any month, following the First Remittance Date."

13.  The definition of "Servicing Fee" in Article I is hereby deleted.

14.  Section 2.02 is hereby deleted and replaced with the following paragraphs:

          "Section 2.02 Books and Records.

        (a) Subject to Section 3.01(a) hereof, as soon as practicable after the Closing Date (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Depositor, shall cause the Mortgage, with respect to each MERS Eligible Mortgage Loan, to be properly recorded in the name of MERS in the public recording office in the applicable jurisdiction, or shall ascertain that such have previously been so recorded.

        (b) Record title to each Non-MERS Eligible Mortgage Loan and the related Mortgage Note shall be in the name of the Trustee. Subject to
     Section 3.01(a) hereof, Assignments of Mortgage shall be recorded as to each Non-MERS Mortgage Loan unless instructions to the contrary are delivered to the Servicer, in writing, by the Trustee. Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Depositor, shall cause to be properly recorded in each public recording office where such Non-MERS Eligible Mortgage Loans are recorded each Assignment of Mortgage. Additionally, the Servicer shall prepare and execute, at the direction of the Trustee, any note endorsements.

        (c) All rights arising out of the Mortgage Loans shall be vested in the Trustee. All funds received on or in connection with a Mortgage Loan shall be received and held by the Servicer in trust for the benefit of the Trustee pursuant to the terms of this Agreement."

15. Section 3.01(a) is hereby deleted and replaced with the following paragraph:

        "(a) The Servicer shall (A) record or cause to be recorded the Mortgage, with respect to all MERS Eligible Mortgage Loans, in the name of MERS, or shall ascertain that such have previously been so recorded; (B) prepare or cause to be prepared all Assignments of Mortgage with respect to all Non-MERS Eligible Mortgage Loans; (C) record or cause to be recorded, subject to Section 2.02(b) hereof, all Assignments of Mortgage with respect to Non-MERS Mortgage Loans in the name of the Trustee; (D) pay the recording costs pursuant to Section 2.02 hereof; and/or (E) track such Assignments of Mortgage to ensure they have been recorded. After the expenses of such recording costs pursuant to Section 2.02 hereof shall have been paid by the Servicer, the Servicer shall submit to the Depositor a reasonably detailed invoice for reimbursement of recording costs it incurred hereunder."

16. The fourth and fifth paragraphs of Section 3.01 are hereby deleted and replaced with the following paragraph:

          "Consistent with the terms of this Agreement, the Servicer may waive any late payment charge, assumption fee or other fee that may be collected in the ordinary course of servicing the Mortgage Loans. The Servicer shall not make any future advances to any obligor under any Mortgage Loan, and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) the Servicer shall not permit any modification of any material term of any Mortgage Loan, including any modification that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.03, in an amount equal to the difference between (a) such month's principal and one month's interest at the Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 4.03. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Master Servicer, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Upon the request of the Servicer, the Master Servicer shall execute and deliver to the Servicer any powers of attorney and other documents, furnished to it by the Servicer and reasonably satisfactory to the Master Servicer, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

          Notwithstanding anything to the contrary in this Agreement, the Servicer shall not waive any premium or penalty in connection with a prepayment of principal of any Mortgage Loan, and shall not consent to the modification of any Mortgage Note to the extent that such modification relates to payment of a prepayment premium or penalty."

17. The words "Lehman Capital, A Division of Lehman Brothers Holdings Inc., owner of residential Mortgage Loans, Group No. 1997-ALSI, and various Mortgagors" in the first paragraph of Section 3.03 are hereby deleted and replaced with the following: "Aurora Loan Services Inc., as master servicer for SASCO 1999-ALS2."

18.  Section 3.04 is amended by deleting the word "and" at the end of clause
     (v), replacing the period at the end of clause (vi) with "; and", and adding the following immediately following clauses (vii) and (viii):

          "(vii) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 7.03, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Trust Fund;

          (viii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Reconstituted Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (viii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser;"

19. The words "Lehman Capital, A Division of Lehman Brothers Holdings Inc., owner of residential Mortgage Loans, Group No. 1997-ALSI, and various Mortgagors" in the first paragraph of Section 3.05 are hereby deleted and replaced with the following: "Aurora Loan Services Inc., as master servicer for SASCO 1999-ALS2."

20. All references in Section 3.11 to the disposition of REO Properties within a two year period are hereby deleted and replaced with a three year period.

          The following paragraph shall be inserted immediately after the second paragraph in Section 3.11:

          Notwithstanding anything to the contrary contained in this Section 3.11, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer. Upon completion of the inspection, the Servicer shall provide the Owner with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure and the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account. 21. The following Section 3.13 is hereby added:

          "Section 3.13 MERS.

        (a) The Servicer shall take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

        (b) The Servicer shall maintain in good standing its membership in MERS. In addition, the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended.

        (c) With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership or release of any security interest in such Mortgage Loans.

        (d) With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall notify MERS as to any transfer of servicing pursuant to
     Section 10.01 within 10 Business Days of such transfer of servicing. The Servicer shall cooperate with the Trustee, the Master Servicer and any successor servicer to the extent necessary to ensure that such transfer of servicing is appropriately reflected on the MERS system."

22. The first paragraph of Section 4.01 is hereby deleted and replaced with the following:

          "On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Section 7.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with
     Section 7.03, and minus (d) any amounts attributable to Monthly Payments collected but due on a due date or dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts."

23. Section 4.02 is hereby amended by deleting the words "Remittance Date" in the first line of such Section, and substituting the following: "eleventh Business Day of each month"

24.  The third paragraph of Section 5.01 is hereby deleted.

25.  Section 5.02 is hereby deleted.

26. All references to the "Servicing Fee" (other than the definition of "Servicing Fee" in Article I) shall be deemed to refer to the "Reconstituted Servicing Fee" pursuant to Section 7.03.

27.  Section 9.01(ix) is deleted in its entirety.

28.  The following paragraph is added at the end of Section 10.01:

          "Neither the Master Servicer nor any successor servicer (including the Owner and the Master Servicer) shall be liable for any acts or omissions of the Servicer or any predecessor servicer. In particular, neither the Master Servicer nor any successor servicer (including the Owner and the Master Servicer) shall be liable for any servicing errors or interruptions resulting from any failure of the Servicer to maintain computer and other information systems that are year-2000 compliant."

29. The following words are hereby added after the words "Attention: Rick Skogg" in Section 10.06(ii):

                  "with a copy to:

                  Aurora Loan Services Inc.
                  601 Fifth Avenue
                  P.O. Box 1706
                  Scottsbluff, Nebraska  69361
                  Telephone No.:  (308) 635-3500
                  Telecopier No.:  (308) 632-4287

                  Attention:  Leo C. Trautman, Jr."